                             HAWAIIAN AIRLINES, INC.

                                  JANUARY 2005

                              FINANCIAL INFORMATION

NOTE (1):  CAUTIONARY STATEMENT

To comply with the monthly United States Trustee's Operating and Reporting
Requirements for Chapter 11 Cases, Hawaiian Airlines, Inc. (the "Company") is
filing with the bankruptcy court its unaudited condensed balance sheet as of
January 31, 2005, and related unaudited condensed statement of operations and cash flows for the one-month period ended January 31, 2005, as well as supporting schedules and other financial information (the "Operating Report").
The Company is in the process of completing its year-end closing process, which is far more extensive than its preliminary monthly closing process. The Company expects that the final preparation and audit of the financial statements for the year ended December 31, 2004, will result in a variety of adjustments, some of which may be material and may have an impact on January 2005 results. Therefore,
THE COMPANY CAUTIONS AGAINST PLACING UNDUE RELIANCE ON THE INFORMATION CONTAINED
IN THE MONTHLY OPERATING REPORT. When the Company concludes its year-end closing process and audit, it will report final results in accordance with generally accepted accounting principles.

                             HAWAIIAN AIRLINES, INC.
          CONDENSED STATEMENT OF OPERATIONS (UNAUDITED - SEE NOTE (1))

(Actual amounts in thousands)                                  ONE MONTH ENDED
                                                                 JANUARY 31,
                                                               ---------------
                                                                    2005
                                                               ---------------
OPERATING REVENUES:
  Passenger ..................................................    $ 56,532
  Charter ....................................................       1,560
  Cargo ......................................................       2,409
  Other ......................................................       2,400
                                                                  --------
    Total ....................................................      62,901
                                                                  --------

OPERATING EXPENSES:
  Wages and benefits .........................................      18,870
  Aircraft fuel, including taxes and oil .....................      12,071
  Maintenance materials and repairs ..........................       4,491
  Aircraft rent ..............................................       8,708
  Other rental and landing fees ..............................       1,974
  Sales commissions ..........................................         506
  Depreciation and amortization ..............................         724
  Other ......................................................      11,848
                                                                  --------
    Total ....................................................      59,192
                                                                  --------

OPERATING INCOME .............................................       3,709
                                                                  --------

NONOPERATING INCOME (EXPENSE):
  Reorganization items, net ..................................      (1,437)
  Interest and amortization of debt expense ..................        (106)
  Gain (loss) on disposition of equipment ....................        --
  Other, net .................................................        (706)
                                                                  --------
    Total ....................................................      (2,249)
                                                                  --------

NET INCOME BEFORE TAXES ......................................       1,460

INCOME TAXES:
  Income tax expense .........................................        (872)

                                                                  --------
NET INCOME ...................................................    $    588

                             HAWAIIAN AIRLINES, INC.
               CONDENSED BALANCE SHEET (UNAUDITED - SEE NOTE (1))

(Actual amounts in thousands)                                      JANUARY 31,
                                                                       2005
                                                                --------------
ASSETS
Current Assets:
  Cash and cash equivalents ....................................  $ 114,146
  Restricted cash ..............................................     46,207
  Accounts receivable ..........................................     36,995
  Inventories ..................................................      9,848
  Prepaid expenses and other ...................................     28,564
                                                                  ---------
    Total current assets .......................................    235,760
                                                                  ---------

Noncurrent Assets:
  Property and equipment, less accumulated depreciation ........     48,889
  Reorganization value in excess of identifiable assets ........     28,320
  Other assets .................................................     34,941
                                                                  ---------
    Total noncurrent assets ....................................    112,150
                                                                  ---------

        Total Assets ...........................................  $ 347,910
                                                                  =========

LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities:
  Current portion of long-term debt ............................  $      13
  Current capital lease obligation .............................         55
  Accounts payable .............................................     51,485
  Accrued liabilities ..........................................     51,710
  Air traffic liability ........................................    118,556
                                                                  ---------
    Total current liabilities ..................................    221,819
                                                                  ---------

Noncurrent Liabilities:
  Long-term debt ...............................................         32
  Other liabilities and deferred credits .......................    196,589
                                                                  ---------
    Total noncurrent liabilities ...............................    196,621
                                                                  ---------

    Total Liabilities ..........................................    418,440
                                                                  ---------

Liabilities Subject to Compromise ..............................    216,668
                                                                  ---------

Shareholders' Deficit:
  Common and special preferred stock ...........................        278
  Capital in excess of par value ...............................     60,084
  Notes receivable from optionholders ..........................        (69)
  Minimum pension liability adjustment .........................   (112,255)
  Unrealized gain/(loss) on hedge instruments ..................      1,032
  Accumulated deficit ..........................................   (236,268)
                                                                  ---------
    Shareholders' Deficit ......................................   (287,198)
                                                                  ---------

        Total Liabilities and Shareholders' Deficit ............  $ 347,910
                                                                  =========

                             HAWAIIAN AIRLINES, INC.
          CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED - SEE NOTE (1))

(Actual amounts in thousands)

                                                                   ONE MONTH
                                                                     ENDED
                                                                  JANUARY 31,
                                                                     2005
                                                               --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net Income ............................................... $     588
      Adjustments to reconcile net income to net cash provided
       by operating activities before reorganization activities:
          Reorganization items, net ............................     1,437
          Depreciation .........................................       693
          Amortization .........................................        31
          Net periodic postretirement benefit cost .............       660
          Decrease in restricted cash ..........................     1,695
          Increase in accounts receivable ......................   (11,817)
          Increase in inventory ................................    (1,003)
          Decrease in prepaid expenses and other ...............     4,376
          Increase in accounts payable .........................     4,467
          Increase in air traffic liability ....................     4,363
          Increase in accrued liabilities ......................     2,335
          Other, net ...........................................    (2,382)
                                                                 ---------
             Net cash provided by operating activities
              before reorganization activities .................     5,443
                                                                 ---------
      Reorganization activities:
          Professional fees paid ...............................    (1,671)
          Interest on accumulated cash balances ................       234
                                                                 ---------
             Net cash used by reorganization activities ........    (1,437)
                                                                 ---------
             Net cash provided by operating activities .........     4,006
                                                                 ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of property and equipment ......................      (426)
                                                                 ---------
             Net cash used in investing activities .............      (426)
                                                                 ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Repayment of debt ........................................        (4)
      Principal payments under capital lease obligation ........       (77)
                                                                 ---------
             Net cash used in financing activities .............       (81)
                                                                 ---------
             Net increase in cash and cash equivalents .........     3,499
                                                                 ---------
Cash and Cash Equivalents - Beginning of Period ................   110,647
                                                                 ---------
Cash and Cash Equivalents - End of Period ...................... $ 114,146
                                                                 =========

                             HAWAIIAN AIRLINES, INC.
                   TRAFFIC STATISTICS (SCHEDULED AND CHARTER)
                           (UNAUDITED - SEE NOTE (1))

                                                   JANUARY
                                                     2005
                                                --------------

SCHEDULED  TOTAL
                        PAX                          435,563
                        RPMS                     505,965,234
                        ASMS                     593,499,355
                        LF                             85.3%

CHARTER
                        PAX                            8,221
                        RPMS                      22,935,173
                        ASMS                      28,312,722
                        LF                             81.0%

SYSTEM TOTAL (INCLUDES CHARTERS)

                REV PAX                              443,784
                RPMS (000)                           528,900
                ASMS (000)                           621,812
                CARGO/MAIL TON MI                  6,342,164
                LOAD FACTOR (%)                        85.1%